UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	April 30, 2001

ELECTRONIC SYSTEMS TECHNOLOGY INC.

(A Washington Corporation)

Commission File no.	000-27793
IRS Employer Identification no.	91-1238077

415 N. Quay St. #4

Kennewick WA 99336

(Address of principal executive offices)

Registrant's telephone number, including area code:	(509) 735-9092

ITEM 5. OTHER EVENTS

On April 30, 2001, the Company mailed its Annual Report for 2000 to its shareholders of record as of April 16, 2001.

ITEM 7. FINANCIAL STATEMENT, PRO FORMA INFORMATION AND EXHIBITS

Exhibit 22.1: 2000 Annual Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTRONIC SYSTEMS TECHNOLOGY, INC.

/s/ T.L. KIRCHNER

By:	T.L. Kirchner President
Date:	May 4, 2001